                                                                   EXHIBIT 10.21

                          PHYSICIAN HEALTH CORPORATION

                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                        (Restated as of October 1, 1997)


                                   ARTICLE I

                                    GENERAL

1.1  Purpose of the Plan.
     -------------------

     The purpose of the Physician Health Corporation Amended and Restated 1995 Stock Option Plan (the "Plan") is to assist Physician Health Corporation (the "Company") in securing and retaining Key Employees, Directors, and Consultants of outstanding ability by making it possible to offer them an increased incentive to advise, join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

1.2  Definitions.
     -----------

     (a) "Board of Directors" or "Board" means the Board of Directors of the
          ------------------      -----
         Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.
          ----

     (c) "Committee" means the committee referred to in Section 1.3.
          ---------

     (d) "Common Stock" means the common stock of the Company.
          ------------

     (e) "Consultant" means any person not employed by the Company and not a
          -----------
         Director, rendering consulting or advisory services to the Company, who is expected or determined by the Committee to contribute significantly to the management, growth or direction of some part or all of the business of the Company or its subsidiaries. The power to determine who is and who is not a Consultant for purposes of this Plan is reserved solely for the Committee.

     (f) "Director" means a member of the Board of Directors of the Company or a
          --------
         Subsidiary.

     (g) "Fair Market Value" means the closing price of the shares on a national
          -----------------
         securities exchange on which the Common Stock is primarily traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Inc. or other national quotation service. If the shares of Common Stock are traded in the over-the-counter market, "fair market value" means the closing "asked" price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such "asked" price is not available, the last sales price on such day or, if no shares were traded on such day, on the next preceding day on which the shares were traded, as reported by the National Association of Securities Dealers Automatic Quotation System (NASDAQ) or other national quotation service. Nevertheless, if the Board of Directors determines that the fair market value of the Common Stock cannot be accurately determined pursuant to the methodologies described above or if shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Board of Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate.
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     (h) "Incentive Stock Option" means an option to purchase shares of Common
          ----------------------
         Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code and which may be granted solely to a Key Employee.

     (i) "Key Employee" means any person, including officers and directors in
          ------------
         the regular employment of the Company or its subsidiaries, who is designated a Key Employee by the Committee and is or is expected to be primarily responsible for or to contribute significantly to the management, growth, or supervision of some part or all of the business of the Company or its subsidiaries. The power to determine who is and who is not a Key Employee is reserved solely for the Committee.

     (j) "Nonqualified Stock Option" means an option to purchase shares of
          -------------------------
         Common Stock which is not intended to qualify as an incentive stock option as defined in Section 422 of the Code and which may be granted to Key Employees, Directors, and Consultants.

     (k) "Option" means an Incentive Stock Option or a Nonqualified Stock
          ------
         Option.

     (l) "Optionee" means a Key Employee, Director, or Consultant to whom an
          --------
         Option is granted under the Plan.

     (m) "Parent" means any corporation which qualifies as a parent of a
          ------
         corporation under the definition of "parent corporation" contained in
         Section 424(e) of the Code.

     (n) "Subsidiary" means any corporation which qualifies as a subsidiary of a
          ----------
         corporation under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

     (o) "Term" means the period during which a particular Option may be
          ----
         exercised as determined by the Committee and as provided in the option agreement.

1.3  Administration of the Plan.
     --------------------------

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors consisting of either (a) the entire Board of Directors or (b) two or more members of the Board of Directors, all of whom qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Additionally, in the event the Board of Directors intends that options granted under the Plan qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Committee shall be composed solely of two or more persons who qualify both as "outside directors" within the meaning of that Code section and as "Non-Employee Directors" within the meaning of the said Rule 16b-3. Subject to the control of the Board, and without limiting the control over decisions described in Section 1.5, the Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which Key Employees, Directors, and Consultants shall be granted Options and the terms of such Options. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Nonqualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Options, the form, amount and timing of such Options, and the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated. In serving on the Committee, members thereof shall be considered to be acting in their capacity as members of the Board of Directors and shall be entitled to all rights of indemnification provided by the Bylaws of the Company or otherwise to members of the Board of Directors.

1.4  Shares Subject to the Plan.
     --------------------------

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     The total number of shares that may be purchased pursuant to Options under the Plan shall not exceed 7,000,000 shares of Common Stock prior to consumation of the Company's initial public offering of Common Stock ("IPO"), subject to increase to 10,000,000 upon consumation of the IPO. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Options under the Plan without again being charged against the limitation of 10,000,000 shares set forth above. For purposes of Section 162(m) of the Code, the maximum number of shares of Common Stock with respect to which any individual may receive options under the Plan during any calendar year shall be 1,000,000 shares. Shares issued pursuant to the Plan may be either unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

1.5  Terms and Conditions of Options.
     -------------------------------

     All Options shall be evidenced by option agreements in such form as the Committee shall approve from time to time subject to the provisions of
     Article II and Article III, as appropriate, and the following provisions:

     (a) Exercise Price.   Except as provided in Section 3.1, the exercise price
         --------------
         of the Option shall not be less than the Fair Market Value (as determined by the Committee) of the Common Stock at the time the Option is granted. In making such determination, if the Board of Directors believes that the Company will engage in an initial public offering within 90 days of the date an Option is granted, the Board of Directors may designate the Fair Market Value as the initial offering price in such public offering after finding that such initial offering price will reflect an amount no less than the fair market value of the Common Stock on the date of Option grant. If the anticipated public offering does not occur within such 90 day period, the Board of Directors shall determine the Fair Market Value as of the date of the grant in the manner set forth in Section 1.2 hereof.

     (b) Exercise.  The Committee shall determine whether the Option shall be
         --------
         exercisable in full at any time during the Term or in cumulative or noncumulative installments during the Term.

     (c) Termination of Employment.  An Optionee's Option shall expire on the
         -------------------------
         expiration of the Term specified in Section 2.1 or 3.1, as the case may be, or upon the occurrence of such events as are specified in the option agreement. If the option agreement permits exercise of the Option after termination of employment or service as a Director, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of termination of employment or service as a Director. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection. An Optionee's employment shall be deemed to terminate on the last date for which he receives a regular wage or salary payment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment or service as a Director shall not occur where the Optionee transfers from the Company or its Board of Directors to one of its Subsidiaries or the Subsidiary's Board of Directors, transfers from a Subsidiary or the Subsidiary's Board of Directors to the Company or its Board of Directors, or transfers between Subsidiaries or their respective Boards of Directors.

     (d) Death or Disability.  Upon termination of an Optionee's employment or
         -------------------
         service as a Director by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(6) of the Code), the Option shall expire on the earlier of the expiration of
         (i) the date specified in the option agreement which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified in Section 2.1 or 3.1, as the case may be. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment or service as a Director. However, the Committee may, but is not required to, waive any requirements made pursuant to

         Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection.

     (e) Payment.  Payment for shares as to which an Option is exercised shall
         -------
         be made in such manner and at such time or times as shall be provided in the option agreement or as otherwise permitted by the Committee, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options. The Committee shall have the discretion either to permit or to prohibit the use of shares of Common Stock owned by the Optionee for a period of less than six months to pay the purchase price upon exercise of an Option, depending upon whether, in the Committee's determination, the use of such shares would be appropriate under APB Opinion No. 25.

     (f) Nontransferability.  No Option granted under the Plan shall be
         ------------------
         transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

     (g) Change in Control.  In the discretion of the Committee, an option
         -----------------
         agreement may contain provisions providing that in the event of a "change in control" of the Company, such Option shall become immediately exercisable in full notwithstanding any provisions in the option agreement to the contrary. For the purposes of this paragraph
         (g), a "change in control" of the Company shall be deemed to have occurred upon any one of the following events: (i) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company (including its Subsidiaries, Directors, and executive officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Common Stock or equivalent in voting power of any class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of Directors ("voting securities"); or (ii) shares representing fifty percent (50%) or more of the combined voting power of the Company's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its Subsidiaries or affiliates); or (iii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination, sale of assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company; or (iv) the Company is merged or consolidated with another corporation and as a result of such merger or consolidation less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company, other than (A) any party to such merger or consolidation, or (B) any affiliates of any such party; or (v) the Company transfers more than fifty percent (50%) of its assets, or the last of a series of transfers results in the transfer of more than fifty percent (50%) of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subparagraph (v), the determination of what constitutes fifty percent (50%) of the assets of the Company shall be made by the Board of Directors of the Company, as constituted immediately prior to the events that would constitute a change in control if fifty percent (50%) of the Company's assets were transferred in connection with such events, in its sole discretion. Notwithstanding anything to the contrary contained in this paragraph (g), a change in control shall not be deemed to have occurred for the purposes hereof, upon any of the following events: (1) the consummation of an initial public offering (an "IPO") of the Company's Common Stock; or (2) the conversion of existing classes of Class A Stock and Preferred Stock of the Company into Common Stock.

     (h) Additional Provisions.  Each option agreement may contain such other
         ---------------------
         terms and conditions not inconsistent with the provisions of the Plan as the Committee may deem appropriate from time to time, including cash awards for such purposes as the Committee may determine, including but not limited to cash awards for the payment of any income or excise tax directly or indirectly attributable to the exercise or the acceleration of exercise of an Option (including, without limitation, any tax under Code Section 280G).

1.6  Stock Adjustments; Mergers.
     --------------------------

     (a) Generally.  Notwithstanding Section 1.4, in the event the outstanding
         ---------
         shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, share exchange, stock dividend, or transaction having similar effect, the total number of shares of Common Stock set forth in Section 1.4 shall be proportionately and appropriately adjusted by the Committee.

     (b) Options.  Following a transaction described in subsection (a) above, if
         -------
         the Company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or substantially all of its Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options shall terminate 30 days after the Committee gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or (iii) take action that is some combination of aspects of (i) and (ii). Except as provided in the last sentence of this paragraph (b), the determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this paragraph shall be disregarded and eliminated. Notwithstanding anything else contained in this Section 1.6(b), if an option agreement permits the immediate exercise in full of an Option upon a change in control as provided in Section 1.5(g) above, the provisions of such option agreement may not be revised by the Committee pursuant to this Section 1.6(b) without the consent of the Optionee.

1.7  Notification of Exercise.
     ------------------------

     Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to
     Section 1.5(e) and shall be effective upon receipt by the Secretary of the Company received during normal business hours or if not so received, such exercise shall be effective on the next regular business day of the Company. Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

                                   ARTICLE II

                            INCENTIVE STOCK OPTIONS

2.1  Terms of Incentive Stock Options.
     --------------------------------

     Each Incentive Stock Option granted under the Plan to a Key Employee shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

2.2  Limitation on Options.
     ---------------------

     The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to a Key Employee under all plans of the Key Employee's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such Key Employee during any calendar year may not exceed $100,000. An option agreement may provide that the Option described therein is intended to qualify as an Incentive Stock Option but that, to the extent it does not so qualify as a result of the limitation imposed by Section 422(d) of the Code, the Option is intended to be a Nonqualified Stock Option.

2.3  Special Rule for Ten Percent Stockholder.
     ----------------------------------------

     If at the time an Incentive Stock Option is granted, an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 424(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option, and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

2.4  Interpretation.
     --------------

     In interpreting this Article II of the Plan and the provisions of individual option agreements, the Committee shall be governed by the principles and requirements of Sections 421, 422 and 424 of the Code, and applicable Treasury Regulations.


                                  ARTICLE III

                           NONQUALIFIED STOCK OPTIONS

3.1  Terms and Conditions of Options.
     -------------------------------

     In addition to the requirements of Section 1.5, each Nonqualified Stock Option granted under the Plan to a Key Employee, Director, or Consultant shall be subject to the following provisions:

     (a) Term.  Each Nonqualified Stock Option granted under the plan shall be
         ----
         exercisable only during a term fixed by the Committee.

     (b) Exercise Price.  The Company may elect to grant Nonqualified Stock
         --------------
         Options at a price less than the Fair Market Value of the Common Stock at the time the Option is granted.

3.2  Section 83(b) Election.
     ----------------------

     The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such restrictions may cause Optionees exercising such Options not to be taxable under the provisions of
     Section 83(c) of the Code. Accordingly, Optionees exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.


                                   ARTICLE IV

                             ADDITIONAL PROVISIONS

4.1  Stockholder Approval.
     --------------------

     The Plan shall be submitted for the approval of the stockholders of the Company as soon as reasonably practicable following the adoption of the Plan by the Board of Directors or the Compensation Committee and in all events within one year of its approval by such Board or Committee. If the stockholders of the Company do not approve the Plan as provided in this
     Section 4.1, the Plan shall terminate.

4.2  Compliance with Other Laws and Regulations.
     ------------------------------------------

     The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification (or determination of the availability of an exemption therefrom) of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

4.3  Amendments.
     ----------

     The Board of Directors may discontinue the Plan at any time and may amend it from time to time; provided, however, that the approval of the Company's stockholders shall be required with respect to an amendment of the Plan if such approval is required by any applicable law for the continuing validity or effectiveness of the Plan. Other than as expressly permitted under the Plan, no outstanding Option may be revoked or altered in a manner unfavorable to the Optionee without the consent of the Optionee.

4.4  No Rights As Stockholder.
     ------------------------

     No Optionee shall have any rights as a stockholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

4.5  Withholding.
     -----------

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state, or local withholding tax liability.

4.6  Continued Employment Not Presumed.
     ---------------------------------

     This Plan and any document describing this Plan and the grant of any Option hereunder shall not give any Optionee or other employee or Director a right to continued employment by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment of any such person with or without cause.

4.7  Effective Date; Duration.
     ------------------------

     The Plan shall become effective as of October 7, 1995, subject to stockholder approval pursuant to Section 4.1, and shall expire at midnight (eastern standard time) on October 6, 2005. No Options may be granted under the Plan after October 6, 2005, but Options granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

                                    *  *  *

     The foregoing Plan was originally approved and adopted by the Board of Directors of the Company on October 6, 1995, and subsequently amended and restated.